UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2025
________________________
Grindr Inc.
(Exact name of registrant as specified in its charter)
________________________
Commission file number 001-39714
________________________

Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GRND.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On January 21, 2025, Grindr Inc. (the “Company” or “Grindr”) issued a press release announcing certain highlights of its 2025 product roadmap. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information contained herein and the accompanying Exhibit 99.1 is being furnished under “Item 7.01 Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01    Other Items.
As part of its 2025 product roadmap, announced on January 21, 2025, the Company expects to launch the following new products and features to some, if not all, users in 2025:
•AI Personalization:
◦Chat Summaries, powered by the AI Wingman assistant, will create summaries of conversations so users can quickly access the history of their chats with the most relevant information and pick up where they left off.
◦“A-list” automatically will create a select list of users a user has previously interacted with, based on meaningful conversations and high-potential matches, making it easy to reengage when the moment is right. (Note: Working name, subject to change.)
◦For You will provide smart, personalized recommendations for users who may be a match based on preferences and intentions.
◦Discover is a new area in the app where users will be served relevant profiles recommended from around the world based on their interests.
•Travel Expansion:
◦The new Explore Heatmap will let users quickly identify the lively local hotspots and the aggregated density of Grindr users in specific neighborhoods in their city or other cities around the world.
◦Travel Pass is expected to be the ultimate travel package for any trip, including unlimited Roam and Boost for more visibility and faster connections, a “Visitor” tag on users’ profiles, and chat translations for seamless communication.
•Gayborhood Expansion:
◦This year, Grindr will also begin testing new Gayborhood products and services beyond the core business, including in the health and wellness sector.
Forward-Looking Statements
This Current Report on Form 8-K contains statements that may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements regarding our intentions, beliefs, current expectations, or projections. In some cases you can identify these forward-looking statements by the use of terminology such as “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “goal,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “upcoming,” “will” or the negative version of these words or other comparable words or phrases, although not all forward-looking statements contain these terms.
The forward-looking statements herein include statements regarding the launch of our new products in 2025, including anticipated testing; and products and features, including AI-driven features; and reflect our current views about our business and future events. These statements are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance, and there are no guarantees that any events or transactions described will happen as described (or that they will happen at all). Factors that could cause actual results, performance, and future events to differ materially from those set forth in or contemplated by the forward-looking statements include those included in our filings with the Securities and Exchange Commission. For a further discussion of factors that could cause our future results, performance, or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the Securities and Exchange Commission from time to time.
In addition, statements relating our beliefs and opinions, and similar sentiments, on a particular subject are made as of the date of any such statement. These statements are based upon information available to us as of the date they are made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
Except to the extent required by applicable law, we are under no obligation (and expressly disclaim any such obligation) to update or revise our forward-looking statements whether as a result of new information, future events, or otherwise. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated January 21, 2025
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2025

GRINDR INC.

By:

/s/ Zachary Katz
Zachary Katz
General Counsel & Head of Global Affairs